Exhibit 10.91

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

A.N.:130339

AMD_00135107.0

AMENDMENT

Date of Amendment: August 15, 2014

This AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement” is made by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.)(“MSCI”) and BlackRock Fund Advisors (as successor to Barclays Global Investors, N.A.) (“Licensee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Index:

•	MSCI Europe Small Cap Index

or such other index(es) as agreed by Licensee and MSCI in writing.

2.	Licensee may use the Index set forth in Section 1 above solely with respect to an exchange traded fund that is known, as of the date of this Amendment, as the “iShares Developed Small-Cap ex North America ETF” (NASDAQ: IFSM), provided that, as soon as reasonably practicable after the date of this Amendment, Licensee (i) replaces the non-MSCI index that such fund tracked as of the date of this Amendment with the MSCI Index identified above, and (ii) causes such fund to adopt and use only the following name:

•	iShares MSCI Europe Small-Cap ETF

or such other name(s) as agreed by Licensee and MSCI in writing.

Such fund shall be a “Fund” (as such term is defined in the Agreement) and it shall be an exchange traded index fund listed on a national securities exchange located in the United States.

3.	Beginning on the ************** and continuing through each **************** during the term of the Agreement, Licensee shall pay to MSCI a ********* license fee (the “License Fee”) ****************************************************************************************************** ****************************************************************************************************** ***************. The ********* License Fee shall be due and payable on a ****************** basis in *******.

“AUM” means, for any applicable period, the Fund’s ***************************************** during such period.

***************************************************************************************************** ****************.

**************************************************************************************************** ***********************************************.

****************************************************************************************************** **********************************************************************.

“Expense Ratio” means the ********************************* obtained when dividing ***************************************************************************************************** ***************************************************************************************************** *****************************************************.

Notwithstanding anything to the contrary contained herein, if any Fund does not have an ************* or if a Fund’s ********************************** or if a Fund has an *********************, the ********* licensee fee for such Fund shall **************************************************************************************************.

***********************************************, Licensee shall provide to MSCI a written report identifying Licensee’s *************.

Where necessary to align any relevant payment schedule with the ****************, the License Fee shall be pro-rated using a calculation method reasonably determined by MSCI.

4.	Special Conditions:

a.	To the extent that this Amendment conflicts with the Agreement, this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.	MSCI may terminate this Amendment with respect to the Index set forth in Section 1 if, within one (l) year of the date of this Amendment, Licensee does not replace the non-MSCI index used by the iShares Developed Small-Cap ex North America ETF (NASDAQ: IFSM, soon-to-be changed to IEUS) with the MSCI Europe Small Cap Index or such other index as agreed by Licensee and MSCI in writing.

c.	If Licensee delists the Fund or changes the underlying index for the Fund to a non-MSCI index, Licensee’s right to use the Index set forth in Section 1 with respect to the Fund shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Fund Advisors		MSCI Inc.

By	/s/ Paul C. Lohrey	By	/s/ David Kinzelberg
Name	Paul C. Lohrey	Name	David Kinzelberg
Title	Managing Director	Title	Executive Director
Date	8/13/2014	Date	Aug 29, 2014

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